                                                                     EXHIBIT 1.1

                                                                       K&S DRAFT
                                                                        11/06/96
                                                                        DRAFT #2




                        [FORM OF UNDERWRITING AGREEMENT]


                        STANLEY FURNITURE COMPANY, INC.





                                  COMMON STOCK


                               ($ .02 PAR VALUE)




                             UNDERWRITING AGREEMENT





                               NOVEMBER __, 1996
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                             UNDERWRITING AGREEMENT


                               November __, 1996


Dillon, Read & Co. Inc.
Raymond James & Associates, Inc.
Wheat, First Securities, Inc.

c/o   Dillon, Read & Co. Inc.
      535 Madison Avenue
      New York, New York 10022

      as representatives
      (the "REPRESENTATIVES")
      of the several underwriters
      listed on Schedule A hereto

Ladies and Gentlemen:

         Each of the parties listed on Schedule B hereto (the "SELLING STOCKHOLDERS"), severally propose to sell to the several underwriters named in Schedule A (the "UNDERWRITERS") an aggregate of ___________ shares (the "FIRM SHARES") of Common Stock, par value $.02 per share (the "COMMON STOCK"), of Stanley Furniture Company, Inc. (the "COMPANY"). In addition, solely for the purpose of covering over-allotments, if any, the Selling Stockholders severally propose to sell to the Underwriters, at the Underwriters' option, an aggregate of up to ________ additional shares of Common Stock (the "ADDITIONAL SHARES"). The Additional Shares and the Firm Shares are collectively referred to herein as the "SHARES". The Shares are described in the Prospectus that is referred to below.

         The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "ACT"), with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3, including a prospectus, relating to the Shares, which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "EXCHANGE ACT"). The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses and the documents incorporated by reference therein (each thereof, including the documents incorporated therein by reference, being herein called a "PRELIMINARY PROSPECTUS"). Except where the context otherwise requires, the registration statement as in effect at the time of execution of this Agreement or, if the registration statement is not yet effective, as amended when it becomes effective, including all documents filed as a part thereof or incorporated
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                                                                               2


by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) or Rule 434(c) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act and any "abbreviated term sheet" described in Rule 434(c) under the Act that is deemed to be a part of such registration statement pursuant to Rule 434(d) under the Act (a "TERM SHEET"), is herein called the "REGISTRATION STATEMENT", and the prospectus, including all documents incorporated therein by reference, any Term Sheet that, in addition to the related preliminary prospectus, constitutes a part thereof pursuant to Rule 434(a) under the Act and any prospectus required pursuant to Rule 434(c)(2) of the Act (the "INTEGRATED PROSPECTUS"), each in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act or, if none of such filings is required, in the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "PROSPECTUS". Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

         The Selling Stockholders and the Underwriters agree as follows:

         1. SALE AND PURCHASE. On the basis of the representations and warranties and the other terms and conditions herein set forth, the Selling Stockholders severally agree to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from each Selling Stockholder the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the total number of Firm Shares to be sold by the Selling Stockholders as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A bears to the number of Firm Shares to be sold by the Selling Stockholders , at a purchase price of $_____________ per Share. You may release the Firm Shares for public sale promptly after this Agreement becomes effective. You may, from time to time, increase or decrease the public offering price after the initial public offering to such extent as you may determine.

         In addition, on the basis of the representations and warranties and the other terms and conditions herein set forth, each of the Selling Stockholders, severally and not jointly, grants to the several Underwriters an option to purchase, and the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Stockholders all or a portion of the Additional Shares set forth opposite the name of such Selling Stockholder on Schedule B as may be necessary to cover over allotments made in connection with the offering of the Shares, at the same purchase price per share to be paid by the several Underwriters to the Selling Stockholders for the Firm
Shares.  This option may be exercised at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company and the Representatives of the Selling Stockholders referred to in the immediately succeeding paragraph. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the
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                                                                               3

second business day(1) after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised. The number of Additional Shares to be purchased by each Underwriter shall be the number that bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares). The number of Additional Shares to be sold by each Selling Stockholder shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Additional Shares set forth opposite the name of such Selling Stockholder on Schedule B bears to the total number of Additional Shares available for sale under the over-allotment option (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

         Pursuant to powers of attorney, which shall be satisfactory to counsel for the Underwriters, granted by each Selling Stockholder (the "POWERS OF ATTORNEY"), ________________ and ________________ will act as representatives of the Selling Stockholders. The foregoing representatives (the "REPRESENTATIVES OF THE SELLING STOCKHOLDERS") are authorized, on behalf of each Selling Stockholder, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by each Selling Stockholder, to make delivery of the certificates of such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by each Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to each Selling Stockholder in proportion to the number of Shares sold by each Selling Stockholder, to receive notices on behalf of each Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

         2. PAYMENT AND DELIVERY. Payment of the purchase price for the Firm Shares shall be made to the Selling Stockholders by certified or official bank check, in New York Clearing House funds, at the office of Dillon, Read & Co. in New York City, against delivery of the Firm Shares for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 a.m., New York City time, on ____________, 1996 (unless another time shall be agreed to by you, the Company and the Representatives of the Selling Stockholders or unless postponed in accordance with the provisions of Section
10). The time at which such payment and delivery are actually made is called the "time of purchase". The Firm Shares shall be delivered in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Selling Stockholders agree to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.





----------------------------------

  (1) As used herein, business day shall mean a day on which the New York Stock Exchange is open for trading.
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                                                                               4


         Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. The Additional Shares shall be delivered in such names and in such denominations as you shall specify on the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Selling Stockholders agree to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Underwriters that:

                 (a) each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, fully complied when so filed in all material respects with the Act; when as the case may be, the Registration Statement becomes or became effective and at all times subsequent thereto up to the time of purchase and the additional time of purchase, as the case may be, the Registration Statement and the Prospectus, and any supplements or amendments thereto, fully complied and will fully comply in all material respects with the provisions of the Act; the documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act; and the Registration Statement at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes any representation or warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters that was furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus and set forth in the section of the Registration Statement and the Prospectus entitled "Underwriting";

                 (b) the conditions for use of a registration statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the transactions contemplated by this Agreement and the Registration Statement;

                 (c) as of the date of this Agreement, the time of purchase and the additional time of purchase the Company's authorized, issued and outstanding capitalization is as set forth in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company, including the Shares, have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive rights; the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform this Agreement as contemplated hereby and thereby; the Company does not own, directly or indirectly, any capital stock or other equity securities of, or ownership interest in, any corporation, partnership, joint venture or other association or entity in excess of 1% of the capital stock or other equity securities or ownership interests except for the ownership of Charter Stanley Foreign Sales Corporation, a wholly owned subsidiary of the Company;

                 (d) the Company and each of its subsidiaries (the "SUBSIDIARIES") are duly qualified or licensed by, and are in good standing in, each jurisdiction in which they own or lease property or conduct their respective business except where the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the business, results of operations, condition (financial or otherwise) or assets of the Company and its Subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"); and the Company and each of its Subsidiaries are in compliance in all material respects with all laws, orders, rules, regulations and directives issued or administered by such jurisdictions;

                 (e) the Company owns all of the outstanding capital stock of its Subsidiaries (other than Qualifying Shares) free and clear of any pledge, lien, outstanding security interest, preemptive right or other claim or interest, and there are no securities outstanding which are convertible into, or exercisable or exchangeable for, shares of capital stock of its Subsidiaries.

                 (f) neither the Company nor any of its Subsidiaries are in violation of the provisions of its respective articles of incorporation or bylaws or in breach of, or in default under (nor has any event occurred that with notice, lapse of time or both would constitute a breach of, or default under), any provision of any lease, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties is bound or to which any property is subject or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries, in each case, where the effect of which could reasonably be expected to have a Material Adverse Effect; and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby do not and will not violate any provision of the articles of incorporation or bylaws of the Company or any of its Subsidiaries and will not conflict with, or result in any breach of, or constitute a default under (or constitute any event that with notice, lapse of time or both would constitute a breach of, or default under), any provision of any license, lease, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or to which any property is subject, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

                 (g) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its respective terms, subject to applicable laws of bankruptcy, insolvency, or similar laws relating to creditors' rights generally and to general principles of equity (whether applied in a proceeding in law or equity) and policy considerations or court decisions which may limit the rights of any party to obtain indemnification;

                 (h) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                 (i) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares as contemplated by this Agreement other than registration of the Shares under the Act and any necessary qualifications under the federal securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

                 (j) no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company as a result of the sale of the Shares to the Underwriters hereunder (other than pursuant to the Registration Rights Agreement as described in the Prospectus), nor does any person have preemptive rights, rights of first refusal or other rights to purchase any of the Shares;

                 (k) Coopers & Lybrand L.L.P., whose reports on the financial statements of the Company are filed with or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company as required by the Act;

                 (l) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals, has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents, licenses and approvals from other persons, in order to conduct its respective business except where the failure to have authorizations, consents, licenses and approvals would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries, the effect of which could reasonably be expected to have a Material Adverse Effect;

                 (m) all legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

                 (n) there are no actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that if adversely determined, would result in a judgment, decree or order having a Material Adverse Effect;

                 (o) the audited and unaudited financial statements included and incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified; and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved;

                 (p) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or the Prospectus, there has not been (i) any material adverse change in the business, results of operations, condition (financial or otherwise), assets or prospects of the Company and its Subsidiaries,
         (ii) any transaction that is, or the Company reasonably expects could be, material to the Company and its Subsidiaries, contemplated or entered into, or approved by the Board of Directors of, by the Company or any of its Subsidiaries or (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its Subsidiaries that is, or the Company reasonably expects could be, material to the Company and its Subsidiaries;

                 (q) the Company has obtained the agreement of each of its directors and executive officers and certain of the Selling
         Stockholders as set forth in Section 6 not to offer, pledge, sell, contract to sell, grant any option to purchase, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or other securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock without the prior written consent of Dillon, Read & Co. Inc. for a period of 120 days after the date of the final Prospectus, other than
         (i) in the case of the Selling Stockholders, shares sold to the
         Company pursuant to the Repurchase Agreement (as defined in the Prospectus), (ii) in the case of the Company, stock options issued pursuant to the Company's stock option plans in the existence of the date of the Preliminary Prospectus or stock issued pursuant to the Company's Executive Loan Plan (as defined in th Prospectus), and (iii) in the case of executive officers of the Company other than Albert Prillaman, shares of Common Stock sold solely in connection with cashless exercises of currently outstanding stock options held by such executive officers;
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                                                                               8

                 (r) the Company and each of its Subsidiaries have filed all federal or state income or franchise income and franchise tax returns required to be filed and have paid all taxes shown thereon as due, and there is no material tax deficiency that has been or may reasonably be asserted against the Company or any of the Subsidiaries; and all known tax liabilities are adequately provided for on the books of the Company and its Subsidiaries;

                 (s) the business, operations and facilities of the Company and each of its Subsidiaries have been and are being conducted in compliance in all material respects with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, pollution, protection of health or the environment, or reclamation (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) or otherwise relating to remediating real property in which the Company has any interest, whether owned or leased, of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof or any foreign jurisdiction and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto (collectively "ENVIRONMENTAL REGULATIONS") except such failures to comply as would not in the aggregate have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice from a governmental instrumentality or any third party alleging any violation of any Environmental Regulation or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances or damages to natural resources) where such violation or liability could reasonably be expected to have a Material Adverse Effect; and

                 (t) the Company will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and after the transaction comtemplated hereby will not be a Company "controlled" by an "investment company" with the meaning of such Act.

         4. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally (and not jointly) represents and warrants to each Underwriter that:

                 (a) such Selling Stockholder is, and at the time of delivery of the Shares to be sold by such Selling Stockholder will be, the owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid title to such Shares, and upon delivery of and payment for such Shares the Underwriters will acquire valid title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

                 (b) such Selling Stockholder has, and at the time of delivery of such Shares will have, full legal right, power and capacity, and any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions) to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

                 (c) this Agreement, the Powers of Attorney, and the Custody Agreement among Continental Stock Transfer & Trust Company, as custodian and the Selling Stockholders (the "CUSTODY AGREEMENT") have been duly authorized, executed and delivered by such Selling Stockholder and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity, whether considered in a proceeding in equity or at law, and each of the Representatives of the Selling Stockholders, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 8(k) hereof on behalf of such Selling Stockholder, to determine the purchase price to be paid by the several Underwriters to such Selling Stockholder as provided in
         Section 1 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement;

                 (d) the sale of the Shares by such Selling Stockholder pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus;

                 (e) the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (or constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), any provision of the charter or bylaws or trust agreement (as the case may be), of such Selling Stockholder or under any provision of any indenture, mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties may be bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to such Selling Stockholder;

                 (f) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares contemplated hereby, other than registration of the Shares under the Act and any necessary qualifications under the federal securities or "blue sky" laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

                 (g) certificates in negotiable form for all Shares to be sold by such Selling Stockholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Stockholder have been placed in custody with the Custodian for the purpose of effecting delivery hereunder;

                 (h) such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares;

                 (i) all information furnished or to be furnished to the Company by or on behalf of such Selling Stockholder for use in connection with the preparation of the Registration Statement and the Prospectus, insofar as it relates to such Selling Stockholder, is or will be true and correct in all respects and, with respect to the Registration Statement, does not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, with respect to the Prospectus, does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                 (j) nothing has come to such Selling Stockholder's attention that has caused such Selling Stockholder to believe that (A) when any Preliminary Prospectus was filed with the Commission it included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (B) when the Registration Statement or any amendment thereto was or is declared effective, it did or will include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading and (C) when the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), and at all times subsequent thereto up to the time of purchase and the additional time of purchase, as the case may be, the Prospectus, as amended or supplemented at any such time, did or will include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such Selling Stockholder makes no representation or warranty with respect to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, directly or through you, specifically for use in the preparation thereof.

         5.      CERTAIN COVENANTS OF THE COMPANY.  The Company hereby agrees:

                 (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except for service of process with respect to the offering and sale of the Shares); promptly to advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use every reasonable effort to obtain the withdrawal of any order of suspension as soon as possible;

                 (b) to make available to you in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendment or supplement thereto after the effective date of the Registration Statement), including any Term Sheet or Integrated Prospectus, as the Underwriters may request for the purposes contemplated by the Act;

                 (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement (including any registration statement filed pursuant to Rule 462(b) under the Act) has become effective and when any post-effective amendment thereto becomes effective and (ii) when the Prospectus, including any Term Sheet or Integrated Prospectus, is filed with the Commission pursuant to Rule 424(b) under the Act, if required under the Act (which the Company agrees to file in a timely manner under such Rule);

                 (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use every reasonable effort to obtain the lifting or removal of such order as soon as possible; and to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to file no such amendment or supplement to which you shall object in writing;

                 (e) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement, (i) copies of any reports or other communications that the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and (iii) such other information as you may reasonably request regarding the Company;

                 (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act that would require the making of any change in the Prospectus then being used, so that the Prospectus, as then supplemented, would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading and, during such time, promptly to prepare and furnish, at the Company's expense, to the Underwriters such amendments or supplements to such Prospectus as may be necessary to reflect any such change in such quantities as reasonably requested by the Underwriters, and to furnish to you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

                 (g) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of at least twelve months beginning after the effective date of the Registration Statement but ending not later than fifteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), as soon as is reasonably practicable after the termination of such twelve-month period;

                 (h) to furnish to you three signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and a sufficient number of additional conformed copies of the foregoing (without exhibits) for distribution of a copy of each to the other Underwriters;

                 (i) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim financial statements, if any, of the Company that have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 8(c) of this Agreement;

                 (j) to pay all expenses, fees and taxes, including any applicable transfer taxes (other than the fees and disbursements of counsel for the Underwriters except as set forth under Section 7 hereof and (iii) and (iv) below), in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment),

         (ii) the issue, sale and delivery of the Shares, (iii) the printing of this Agreement, the Agreement Between Underwriters, any dealer agreement, the Custody Agreement and Powers of Attorney and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) the listing of the Shares on the Nasdaq National Market and any registration thereof under the Exchange Act; (vi) any filing for review of the public offering of the Shares by the National Association of Securities Dealers, Inc. (the "NASD"); (vii) the "road show" presentation to potential investors and (viii) the performance of the Company's and the Selling Stockholders' other obligations hereunder (it is understood, however, that except as provided in this subparagraph (j), Section 7 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel, transfer taxes on resale of any of the Shares by them, and any expenses incurred with respect to the publication of a "tombstone");

                 (k) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (e) above, a copy of any document proposed to be filed pursuant to Sections 13, 14 or 15(d) of the Exchange Act;

                 (l) not to offer, pledge, sell, contract to sell, grant any option to purchase, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or other securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock, or permit the registration under the Act of any shares of Common Stock or any such substantially similar securities without the prior written consent of Dillon, Read & Co. Inc. for a period of 120 days after the date of the final Prospectus, other than (i) the issuance of Common Stock upon the exercise of outstanding stock options and warrants or pursuant to the Company's Executive Loan Plan, in each case, to the extent disclosed in the Registration Statement and the Prospectus and (ii) the grant of stock options pursuant to stock option plans disclosed in the Registration Statement and Prospectus;

                 (m) not to take, directly or indirectly, any action designated to cause or to result in, or that might constitute the stabilization or manipulation of the Common Stock to facilitate the sale or resale of the Shares.

         6. COVENANT OF THE SELLING STOCKHOLDERS. Each Selling Stockholder, severally, and not jointly, agrees with each Underwriter and the Company that such Selling Stockholder will not offer, pledge, sell, contract to sell, grant any option to purchase, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock without the prior written consent of Dillon, Read & Co. Inc. for a period of 120 days after the date of the final Prospectus, other than the sales to you pursuant to this Agreement or the Repurchase Agreement (as defined in the Prospectus).

         7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 9 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

         8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the time of purchase and at the additional time of purchase, as the case may be), the performance by the Company and the Selling Stockholders of its obligations hereunder and to the following conditions:

                 (a) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of McGuire, Woods, Battle & Boothe, L.L.P., counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to King & Spalding, counsel for the Underwriters, stating that:

                          (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus; and the Company has full corporate power and authority to execute, deliver and perform this Agreement as contemplated hereby and thereby;

                          (ii) each of the Company and its Subsidiaries is duly qualified or licensed by, and is in good standing in, each jurisdiction in which it owns or leases property or conducts its business and in each other jurisdiction in which the failure, individually or in the aggregate, to be so licensed or qualified could reasonably be expected to have a Material Adverse Effect;

                          (iii) each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own its properties and to conduct its business as a foreign sales corporation;

                          (iv) as of the date of this Agreement, the time of purchase and the additional time of purchase, as the case may be, the Company's authorized capitalization is as set forth in the section of the Registration Statement and the Prospectus entitled "Capitalization";

                          (v) all of the issued and outstanding shares of capital stock of the Company, including the Shares, have been duly authorized and validly issued and are fully paid and nonassessable and free of statutory and, to the best knowledge of such counsel, contractual preemptive rights;

                          (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                          (vii) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability under Delaware General Corporation law by reason of being such holders; immediately prior to the delivery of the Shares being sold by such Selling Stockholder, such Selling Stockholder was the sole registered owner of such Shares;

                          (viii) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                          (ix) the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion);

                          (x) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

                          (xi) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares as contemplated by this Agreement other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the securities laws of any foreign country or the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                          (xii) the statements (A) in the Prospectus under the captions "Risk Factors - Anti-takeover Provisions," and "Description of Capital Stock" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters (including statutes and legal and governmental proceedings), contracts or other agreements referred to therein, are accurate in all material respects;

                          (xiii)  the Company will not be as a
                 result of the consummation of the transactions contemplated by this Agreement, an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, and after the transactions comtemplated hereby will not be a Company "controlled" by an "investment company" with the meaning of such Act;

                          (xiv) the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby do not and will not violate any provision of the articles of incorporation or bylaws of the Company or any of its Subsidiaries or conflict with, result in any breach of, or constitute a default under (or constitute any event that with notice, lapse of time, or both, would constitute a breach of or default under), any provision of any license, lease, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument filed as an exhibit to a registration statement or incorporated therein by reference or any other material agreement or instrument known to such counsel and to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or to which any property is subject, or to the best of such counsel's knowledge, under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

                          (xv) the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed when such amendment was filed), complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein as to which such counsel need express no opinion);

                          (xvi) to the best of such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character that are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus that have not been so filed, summarized or described;

                          (xvii) to the best knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against the Company or any of its properties at law or in equity or before or by any commission, board, body, authority or agency that are required to be described in the Prospectus but are not so described;

                          (xviii) to the best knowledge of such counsel, no
                 person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company as a result of the sale of the Shares to the Underwriters hereunder, nor does any person have preemptive rights, rights of first refusal or other rights to purchase any of the Shares;

                          (xix) such counsel have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in paragraph (xii) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

                 (b) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Hutchins, Wheeler & Dittmar, a professional corporation, counsel to the Selling Stockholders, addressed to the

         Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to King & Spalding, counsel for the Underwriters, stating that:

                          (i) this Agreement, the Powers of Attorney and the Custody Agreement have been duly authorized executed and delivered by or on behalf of each of the Selling Stockholders; and the Custody Agreement of each Selling Stockholder constitutes the valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms except as the validity, binding effect or enforcement thereof may be limited by or subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws of general application relating to or affecting the enforcement of creditors' rights, (ii) the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealings, and the possible unavailability of specific performance or injunctive relief, whether considered in a proceeding in equity or at law, and (iii) policy considerations or court decisions which may limit the rights of any party to obtain indemnification.

                          (ii) each of the Selling Stockholders has full legal right, power and authority or capacity, as the case may be, and to the best of such counsel's knowledge has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in this Agreement;

                          (iii) upon receipt of payment by the Selling Stockholders and delivery of the Shares to be sold by the Selling Stockholders pursuant hereto, title thereto will pass to the Underwriters severally, free and clear of any claim, lien, encumbrance, security interest or restrictions on transfer, assuming the Underwriters purchased such Shares for value in good faith without notice of any adverse claim;

                          (iv) each of the Representatives of the Selling Stockholders has been duly authorized by each Selling Stockholder to execute and deliver on behalf of such Selling Stockholder this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the shares to be sold by such Selling Stockholders;

                          (v) to the best of such counsel's knowledge, the execution, delivery and performance of this Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), any provision of the articles of association or bylaws or constituent documents of such Selling Stockholder or under any provision of any indenture, mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument specified on Exhibit 8(b)(v) hereto to which such Selling Stockholder or by which such Selling Stockholder or any of its properties may be bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to such Selling Stockholder;

                          (vi) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares as contemplated hereby other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the securities laws of any foreign country or the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters); and

                          (vii) the statements in the Prospectus under the caption "Principal and Selling Stockholders" insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

                 (c) You shall have received from Coopers & Lybrand L.L.P. a letter or letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in form and substance satisfactory to you.

                 (d) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion of King & Spalding and dated the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to you.

                 (e) No amendment or supplement to the Registration Statement or the Prospectus, and any Term Sheet or Integrated Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you shall have reasonably objected in writing.

                 (f) The Registration Statement shall become effective at or before 5:00 P.M., New York City time, on the date of this Agreement and, if Rule 430A or Rule 434 under the Act is used, the Prospectus, including any Term Sheet constituting a part thereof, shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:00 P.M., New York City time, on the second full business day after the date of this

         Agreement; provided, however, that any Integrated Prospectus shall have been filed on or prior to the date on which a confirmation is sent or given;

                 (g) Prior to the time of purchase or the additional time of purchase, as the case may be: (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (h) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, there has not been (i) any material change, present or prospective, in the business, properties, results of operations, condition (financial or otherwise), assets or prospects of the Company other than as described in the Registration Statement and the Prospectus, (ii) any transaction that is material to the Company contemplated or entered into by the Company, other than as described in the Registration Statement and the Prospectus, or (iii) any obligation, contingent or otherwise, directly or indirectly, incurred by the Company that is material to the Company other than as described in the Registration Statement and the Prospectus.

                 (i) The Company, at the time of purchase or additional time of purchase, as the case may be, will deliver to you a certificate of the Company to the effect that the representations and warranties of the Company set forth in this Agreement are true and correct as of each such date and the conditions set forth in Section 8(g) and Section 8(h) have been met.

                 (j) You shall have received signed letters, dated the date of this Agreement, from each of the Selling Stockholders and the directors and executive officers of the Company to the effect that such persons shall not offer, pledge, sell, contract to sell, grant any option to purchase, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or other securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock without the prior written consent of Dillon, Read & Co. Inc., for a period of 120 days after the date of the final Prospectus other than; (i) in the case of the Selling Stockholders, shares sold to the Company pursuant to the Repurchase Agreement (as defined in the Prospectus), (ii) in the case of the Company, stock options issued pursuant to the Company's stock option plans in the existence of the date of the Preliminary Prospectus or stock issued pursuant to the Company's Executive Loan Plan (as defined in the Prospectus), and (iii) in the case of executive officers of the Company other than Albert Prillaman, shares of Common Stock sold solely in connection with cashless exercises of currently outstanding stock options held by such executive officers.

                 (k) The Selling Stockholders will at the time of purchase and the additional time of purchase, as the case my be, deliver to you a certificate of the Representatives of the Selling Stockholders to the effect that the representations and warranties of the Selling Stockholders as set forth in this Agreement are true and correct as of each such date.

                 (l) The Company and the Selling Stockholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you reasonably may request.

                 (m) The Company and the Selling Stockholders shall have performed such of their respective obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

         9. EFFECTIVE DATE OF AGREEMENT; TERMINATION. This Agreement shall become effective (i) if neither Rule 430A nor Rule 434 under the Act is used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if either Rule 430A or Rule 434 under the Act is used, when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in your absolute discretion if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities generally on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a general banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in your judgment makes it impracticable to market the Shares.

         If you elect to terminate this Agreement as provided in this Section 9, the Company, the Selling Stockholders and each other Underwriter shall be notified promptly by written notice transmitted by facsimile and confirmed by written notice sent by registered mail, return receipt requested.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, neither the Company nor the Selling Stockholders shall be under any obligation or liability under this Agreement (except to the extent provided in Sections 6(b), 7 and 11), and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement (except to the extent provided in Section 11) .

         10. INCREASE IN UNDERWRITERS' COMMITMENTS. If any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares that all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Firm Shares they are obligated to purchase pursuant to Section 1) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all nondefaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Selling Stockholders agree with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted underwriters selected by you with the approval of the Selling Stockholders or selected by the Selling Stockholders with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Selling Stockholders for a defaulting Underwriter or Underwriters, in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary change in the Registration Statement and the Prospectus and other documents may be effected.

         The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A.

         11. INDEMNITY BY THE COMPANY, THE SELLING STOCKHOLDERS AND THE UNDERWRITERS.

         (a) The Company and the Selling Stockholders, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, each person that controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Underwriter's agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person (collectively, the "UNDERWRITER INDEMNIFIED PARTIES") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) as they are incurred (and regardless of whether the

Underwriter indemnified party is a party to the litigation, if any) which, jointly or severally, any such Underwriter indemnified party may incur under the Act, the Exchange Act or otherwise arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission contained in and in conformity with information with respect to any Underwriter furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use therein with reference to such Underwriter provided, however, that a Selling Stockholder shall be liable under this Section 11(a) for any such loss, claim, damage, judgment, liability and expense arising out of any such statement or omission only to the extent of the total net proceeds from the offering received by such Selling Stockholder from the Underwriters for the Shares sold by such Selling Stockholder hereunder. This indemnity agreement will be in addition to any liability the Company or the Selling Stockholders otherwise may have.

         (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Underwriter indemnified party with respect to which indemnity may be sought against the Company or Selling Stockholders, as the case may be, pursuant to this Section 11, such Underwriter indemnified party shall promptly notify the Company and the Representatives of Selling Stockholders, in writing, and the Company or the Selling Stockholders or if a majority in interest thereof so choose, the Represtntatives of the Selling Shareholders, as the case may be, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Underwriter indemnified party and payment of all fees and expenses; provided that the omission to notify the Company or the Selling Stockholders shall not relieve them from any liability that they may have to any Underwriter indemnified party. An Underwriter indemnified party shall have the right to employ separate counsel in any such action or proceeding and to assume the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter indemnified party unless
(i) the employment of such counsel has been authorized in writing by the Company or the Selling Stockholders, as the case may be, (ii) the Company or the Selling Stockholders, as the case may be, has failed promptly to assume the defense and employ counsel satisfactory to the Underwriter indemnified party or
(iii) the named parties to any such action or proceeding (including any impleaded parties) include both one or more Underwriter indemnified parties and the Company or the Selling Stockholders, as the case may be, and such Underwriter indemnified parties shall have reasonably concluded that there may be one or more legal defenses available to them that are different from or additional to those available to the Company or the Selling Stockholders (in which case the Company or the Selling Stockholders shall not have the right to assume the defense of such action on behalf of such Underwriter indemnified parties), in any of which events such fees and expenses shall be borne by the Company or the Selling Stockholders, as the case may be, and reimbursed as they are incurred. None of the Company or the Selling Stockholders shall be liable for any settlement of any such action effected without the written consent of the Company or the Selling Stockholders, as the case may be (which consent shall not be unreasonably withheld or delayed), but if settled with the written consent of the Company or the Selling Stockholders, as the case may be, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Underwriter indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person that controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "COMPANY INDEMNIFIED PARTIES") and each Selling Stockholder and any person that controls such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "SELLING STOCKHOLDER INDEMNIFIED PARTIES") from and against any losses, claims, damages, judgements, liabilities and expenses to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to the Underwriter indemnified parties, but only with respect to information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with respect to such Underwriter in the Registration Statement, any Preliminary Prospectus or the Prospectus. In case any action shall be brought against any Company indemnified party or Selling Stockholder indemnified party based on the Registration Statement, any Preliminary Prospectus or the Prospectus and in respect of which indemnity may be sought against any Underwriter pursuant to this Section 11(c), such Underwriter shall have the rights and duties given to the Company by Section 11(b) (except that if the Company or Selling Stockholders shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, provided that the fees and expenses of such separate counsel shall be at the expense of such Underwriter), and the Company indemnified parties and the Selling Stockholder indemnified parties shall have the rights and duties given to the Underwriter indemnified parties by Section 11(b).

         (d) If the indemnification provided for in this Section 11 is unavailable to or insufficient to hold harmless any Underwriter indemnified party or any Company indemnified party or any Selling Stockholder indemnified party, then the party required to indemnify such indemnified party under this
Section 11, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, judgments, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) that does not take account of the equitable considerations referred to in this Section 11(d). Notwithstanding the provisions of this Section 11(d),
(i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter otherwise has been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission and (ii) no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the total net proceeds from the offering received by such Selling Stockholder from the Underwriters for the Shares sold by such Selling Stockholder hereunder exceeds the amount of any damages that such Selling Shareholder otherwise has been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and are not joint.

         The Company hereby acknowledges and agrees with the Underwriters that the statements set forth in (i) the last paragraph on the cover page of the Prospectus, (ii) the paragraph in boldface type on the inside cover page of the Prospectus relating to stabilization, (iii) the list of Underwriters under the caption "Underwriting" in the Prospectus and (iv) the statements relating to the selling concession and reallowance in the third paragraph below the tables under the caption "Underwriting" in the Prospectus constitute the only information furnished to the Company in writing by the Underwriters expressly for use in the Registration statement, any Preliminary Prospectus or the Prospectus.

         (e)     The indemnity and contribution agreements contained in this
Section 11 and the representations, warranties and covenants of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter indemnified party or by or on behalf of any Company indemnified party or any Selling Stockholder indemnified party and shall survive any termination of this Agreement or the issuance and delivery of the Shares. Subject to the provisions of Section 11(b) and Section 11(c), the Company, each Selling Stockholder and each Underwriter agree promptly to notify the other of the commencement of any litigation or proceeding against it in connection with the issuance and sale of the Shares or in connection with the Registration Statement or the Prospectus.

         12. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Dillon, Read & Co., 535 Madison Avenue, New York, New York 10022, Attention:
Syndicate Department; and Raymond James & Associates, Inc., P.O. Box 12749, 880 Carillon Parkway, St. Petersburg, Florida 33733-2746, Attention: Syndicate Department and Wheat, First Securities, Inc., Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, Attention: Syndicate Department; and if to the Selling Stockholders, shall be sufficient in all respects, if delivered or sent to ____________________________________, Attention: __________________;
and if to the Company, shall be sufficient in all respects if delivered or sent to the Company, at the offices of the Company at Stanley Furniture Company, Inc., P.O. Box 30, Highway 57 West, Stanleytown, Virginia 24168, Attention:
Douglas I. Payne.

         13. CONSTRUCTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

         14. PARTIES AT INTEREST. The agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders, the Underwriter indemnified parties, the Selling Stockholder indemnified parties and the Company indemnified parties, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         15. COUNTERPARTS. This Agreement may be signed by the parties in counterparts, which together shall constitute one and the same agreement among the parties.

         If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for such purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters, severally.

                                           Very truly yours,

                                           STANLEY FURNITURE COMPANY, INC.



                                           By:
                                               ---------------------------




                                           By:
                                               ---------------------------
                                                   Attorney-in-Fact

                                           By:
                                               ---------------------------
                                            Name:
                                            Title:



                                           ML-LEE ACQUISITION FUND, L.P.

                                           By:   Mezzanine Investments, L.P.
                                                 Its Managing General Partner

                                                 By:  ML Mezzanine, Inc.
                                                      Its General Partner

                                                 By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                           ML-LEE ACQUISITION FUND II, L.P.

                                           By:   Mezzanine Investments II, L.P.
                                                 Its Managing General Partner

                                                 By:  ML Mezzanine II, Inc.
                                                      Its General Partner

                                                 By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                           ML-LEE ACQUISITION FUND, L.P.
                                           (RETIREMENT ACCOUNTS) II, L.P.

                                           By:   Mezzanine Investments II, L.P.
                                                 Its Managing General Partner

                                                 By:  ML Mezzanine II, Inc.
                                                      Its General Partner

                                                 By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                           STATE STREET BANK AND TRUST
                                           COMPANY OF CONNECTICUT, N.A., NOT
                                           INDIVIDUALLY, BUT AS TRUSTEE FOR
                                           THE 1989 THOMAS H. LEE NOMINEE
                                           TRUST, DATED 9/29/89*

                                           PAXMAN & CO.*

                                           C. HUNTER BOLL*

                                           JOHN W. CHILDS*

                                           DAVID V. HARKINS*

                                           DAVID V. HARKING C/F JESSICA
                                           HARKINS*

                                           DAVID V. HARKING C/F JASON HARKINS*

                                           GLENN W. HUTCHINS*

                                           SCOTT A. SCHOEN*

                                           THOMAS R. SHEPHERD*

                                           ANTHONY J. DINOVI*

                                           By:
                                              ---------------------------
                                              Name: C. Hunter Boll
                                              Attorney-in-Fact



Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

DILLON, READ & CO., INC.
RAYMOND JAMES & ASSOCIATES, INC.
WHEAT, FIRST SECURITIES, INC.

BY:  DILLON, READ & CO. INC.



By:
    -------------------------------
     Name:
     Title:

                                   SCHEDULE A


UNDERWRITERS                                                  NUMBER OF FIRM SHARES
------------                                                  ---------------------
Dillon, Read & Co. Inc. . . . . . . . . . . . . . . . . .
Raymond James & Associates, Inc.  . . . . . . . . . . . .
Wheat, First Securities, Inc. . . . . . . . . . . . . . .

                                   SCHEDULE B

                              Selling Stockholders

                                Number of Firm              Number of Additional
Name                           Shares to Be Sold              Shares to be Sold